EXHIBIT 99.1


FOR RELEASE AT 4:00PM EST

Contacts:
Paul Rosenbaum                                  Investors
Rentrak Corporation                             PondelWilkinson Parham
Chairman & CEO                                  Ron Parham
503-284-7581                                    503-924-1186
exitpoll@aol.com                                rparham@pondel.com


                    RENTRAK NET INCOME INCREASES 122 PERCENT
                             IN THIRD FISCAL QUARTER

      PORTLAND, Ore. (February 14, 2005)--Rentrak Corp. (Nasdaq:RENT) today announced net income of $1.3 million, or $0.12 per diluted share, for the third fiscal quarter ended December 31, 2004, an increase of 122 percent compared with net income of $578,534, or $0.06 per diluted share, for the same period one year ago, as restated.

      Rentrak Chairman, President and Chief Executive Officer Paul Rosenbaum commented, "This marks Rentrak's fifth consecutive quarter of revenue and earnings growth over the comparable prior year period and demonstrates how well we have adapted to and continue to benefit from the on-going evolution of the home entertainment industry, despite the previously announced expiration of a major customer agreement. Over the past 12 months, our revenue-sharing business, combined with revenues from our new business intelligence services, generated revenues of $99.3 million and earnings of $6.5 million, or $0.62 per diluted share.

      "The company has generated operating cash flow of $7.1 million during the first nine months of this fiscal year," Mr. Rosenbaum continued, "and also raised approximately $2.8 million in December through the private placement of 308,200 shares of common stock to Broadcast.com founder and Dallas Mavericks owner Mark Cuban. As a result, the company finished the quarter with $18.2 million in cash and equivalents, up from $8.7 million at March 31, 2004, giving us additional funds to invest in marketing and implementing our expanded suite of Essentials business intelligence services."


                                   -- more --

Rentrak Fiscal 2005 Third Quarter Net Income Increases 122 Percent
Page 2 of 3

      Consolidated revenues for the quarter totaled $22.8 million, a 12 percent increase compared with revenues of $20.4 million in last year's restated third quarter and a 16 percent decrease compared with the second quarter of fiscal 2005. The year-over-year revenue increase reflects an increase in revenue-sharing revenues generated from ongoing agreements with the company's base of over 6,000 North American video retailers and the commencement of revenue-sharing agreements with additional video retailers. In addition, the company's existing and new information management services contributed to the year-over-year revenue increase. Those increases were partially offset by the previously disclosed September 30, 2004 expiration of a revenue-sharing agreement with a single major customer and its transition to direct revenue-sharing arrangements with studios. Rentrak continued to earn residual revenue-sharing revenues from this customer amounting to approximately 8 percent of fiscal third quarter revenues. In last year's fiscal third quarter, this customer accounted for approximately 22 percent of revenues. The company expects remaining residual revenues from this customer of approximately $500,000 during the fourth quarter and none thereafter.

      Mr. Rosenbaum continued, "During the quarter we continued to gain access to more media viewing and consumption data, extending our strategic advantage over potential competitors and moving us nearer the level of critical mass necessary to begin generating ongoing revenues from each of our Essentials services. Our on-demand trial programs with Comcast and Insight Communications are proceeding on schedule and we expect to be in position very soon to announce the start of a new trial with another top ten North American cable company. Discussions are on-going with the remainder of the top cable providers and Rentrak's current data systems have more than ample capacity to capture, analyze and report their viewership data."

      Rosenbaum concluded, "We see significant opportunity for Rentrak as we continue to offer the media and entertainment and advertising industries a redefinition of media measurement and business intelligence. This is a very exciting time at Rentrak and our momentum is propelling us forward with great optimism."

                                   -- more --

Rentrak Fiscal 2005 Third Quarter Net Income Increases 122 Percent
Page 3 of 3

Conference Call

      Rentrak has scheduled a conference call for 2 p.m. (PST) February 14, 2005 to discuss the company's financial performance. Shareowners, members of the media and other interested parties may participate in the call by dialing 1-800-798-2796 from the U.S. or Canada, or 617-614-6204 for international callers, passcode 41882519. This call is being webcast by CCBN and can be accessed at Rentrak's web site at www.rentrak.com where it will be archived through February 14, 2006. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

About Rentrak Corporation

      Rentrak Corporation, based in Portland, Oregon, is the developer of the Essentials(TM) suite of web-based information management and business intelligence products used by clients in the media, entertainment, retail and manufacturing industries. Vertical market editions of Essentials(TM) applications are customizable to the needs of each licensee, allowing marketers to collect, manage, analyze and make critical business decisions based on detailed, real-time point-of-sale and supply chain data. The Essentials(TM) suite of services offers competitive advantages to executives in selected industries by providing timely and actionable insight into their own company's performance in tandem with valuable perspective against aggregated industry-wide data. For further information, please visit Rentrak's corporate web site at http://www.rentrak.com.

Safe Harbor Statement

      When used in this discussion, the words "anticipates," "expects," "intends" and similar expressions are intended to identify forward-looking statements. Such statements relate to, among other things, the revenues and results of operations for the company's PPT(R) and business intelligence services and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could affect Rentrak's financial results include customer demand for movies in various media formats subject to company guarantees, the company's ability to attract new revenue-sharing customers and retain existing customers, the company's success in maintaining its relationships with studios and other product suppliers, the company's ability to successfully develop and market new services to create new revenue streams, and Rentrak's customers continuing to comply with the terms of their agreements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the company or any other person that the events or circumstances described in such statements are material. The company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized. Additional factors that could affect Rentrak's financial results are described in Rentrak's March 31, 2004 annual report on Form 10-K and subsequent quarterly reports, filed with the Securities and Exchange Commission. Results of operations in any past period should not be considered indicative of the results to be expected for future periods.

                                      # # #
                            (Financial Tables Follow)

                               RENTRAK CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                           Dec. 31,         March 31,
                                                            2004              2004
                                                        ------------     -----------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                           $ 18,210,464     $ 8,735,683
    Accounts receivable, net of allowance for doubtful
       accounts of $935,256 and $839,122                  15,850,554      15,389,867
    Advances to program suppliers, net of program
       supplier reserves of $4,326,284 and $4,520,759      1,709,436       4,188,222
    Income tax receivable                                     87,435          68,384
    Deferred tax asset                                     1,772,387       2,262,186
    Other current assets                                   1,059,910       1,160,952
                                                        ------------     -----------
    Total current assets                                  38,690,186      31,805,294

PROPERTY AND EQUIPMENT, net                                3,038,507       2,466,668
DEFERRED TAX ASSET                                           208,566       1,099,660
OTHER ASSETS                                                 962,829         831,617
                                                        ------------     -----------
          TOTAL ASSETS                                  $ 42,900,088    $ 36,203,239
                                                        ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                   $ 12,395,974    $ 15,446,818
     Accrued liabilities                                   1,411,726         889,377
     Accrued compensation                                  1,114,541         598,875
     Deferred revenue                                        445,250         237,575

                                                        ------------     -----------
          Total current liabilities                       15,367,491      17,172,645
                                                        ------------     -----------

LONG-TERM LIABILITIES:
     Lease obligations and deferred gain                     101,718         234,922

COMMITMENTS AND CONTINGENCIES                                     --              --

STOCKHOLDERS' EQUITY:
     Preferred stock, $.001 par value;
       Authorized:  10,000,000 shares, none issued                --              --
      Common stock,  $.001 par value;
       Authorized:  30,000,000 shares
         Issued and outstanding: 10,297,776 shares
         at Sept 30, 2004 and 9,739,537 at
         March 31, 2003                                       10,298           9,740
     Capital in excess of par value                       45,245,936      41,093,976
     Accumulated other comprehensive income                  180,879         180,879
     Accumulated deficit                                 (18,006,234)    (22,488,923)
                                                        ------------     -----------
     Total stockholders' equity                           27,430,879      18,795,672
                                                        ------------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $ 42,900,088    $ 36,203,239
                                                        ============    ============

                               RENTRAK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                 Three Months Ended Dec. 31,
                                                  2004                 2003
                                             ------------         ------------
                                                                    (Restated)

Revenues                                     $ 22,821,083         $ 20,383,860

Operating Expenses:
   Cost of sales                               15,500,652           15,647,821
   Selling and administrative                   5,132,430            3,831,739
                                             ------------         ------------
                                               20,633,082           19,479,560
                                             ------------         ------------

Income (loss) from operations                   2,188,001              904,300

Other Income (expense):
   Interest income                                 92,464               41,025
   Interest expense                                (2,543)              (2,415)
                                             ------------         ------------
                                                   89,921               38,610
                                             ------------         ------------

Income (loss) before income taxes               2,277,922              942,910
Provision (benefit) for income taxes              990,837              235,727
                                             ------------         ------------

Income from continuing operations               1,287,085              707,183

Loss from discontinued operations, net of
  tax benefit of $78,850                               --             (128,649)
                                             ------------         ------------
Net income (loss)                            $  1,287,085         $    578,534
                                             ============         ============

Net Income (loss) per share:
    Basic                                    $       0.13                 0.06
                                             ============         ============
    Diluted                                  $       0.12                 0.06
                                             ============         ============

                               RENTRAK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                 Nine Months Ended Dec. 31,
                                                 2004                 2003
                                             ------------         ------------
                                                                   (Restated)

Revenues                                     $ 75,151,870         $ 53,901,964

Operating Expenses:
   Cost of sales                               54,137,950           42,572,315
   Selling and administrative                  13,901,834           12,302,997
                                             ------------         ------------
                                               68,039,784           54,875,312
                                             ------------         ------------

Income (loss) from operations                   7,112,086             (973,348)

Other Income (expense):
   Interest income                                203,121              163,892
   Interest expense                                (4,839)             (10,240)
                                             ------------         ------------
                                                  198,282              153,652
                                             ------------         ------------

Income (loss) before income taxes               7,310,368             (819,696)
Provision (benefit) for income taxes            2,827,679             (204,925)
                                             ------------         ------------

Income from continuing operations               4,482,689             (614,771)

Loss from discontinued operations, net of
  tax benefit of $78,850                               --             (128,649)
                                             ------------         ------------

Net income (loss)                            $  4,482,689         $   (743,420)
                                             ============         ============

Net Income (loss) per share:
    Basic                                    $       0.46                (0.08)
                                             ============         ============
    Diluted                                  $       0.43                (0.08)
                                             ============         ============

                               RENTRAK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                          Three Months Ended Dec. 31, 2004
                                    -------------------------------------------
                                    ENTERTAINMENT      FULFILLMENT     TOTAL
                                    -------------      -----------  -----------

REVENUES                            $ 22,821,083       $        --  $22,821,083

OPERATING EXPENSES:
   Cost of sales                      15,500,652                --   15,500,652
   Selling and administrative          5,120,057            12,373    5,132,430
                                    ------------       -----------  -----------

                                      20,620,709            12,373   20,633,082
                                    ------------       -----------  -----------

INCOME (LOSS) FROM OPERATIONS          2,200,374           (12,373)   2,188,001
                                    ------------       -----------  -----------

OTHER INCOME (EXPENSE):
   Interest income                        38,483            53,981       92,464
   Interest expense                       (2,543)               --       (2,543)
                                    ------------       -----------  -----------
                                          35,940            53,981       89,921
                                    ------------       -----------  -----------

INCOME BEFORE TAXES                    2,236,314            41,608    2,277,922

PROVISION FOR INCOME TAXES               975,651            15,186      990,837
                                    ------------       -----------  -----------

INCOME FROM CONTINUING OPERATIONS      1,260,663            26,422    1,287,085

LOSS FROM DISCONTINUED OPERATIONS             --                --           --
                                    ------------       -----------  -----------

NET INCOME                          $  1,260,663       $    26,422  $ 1,287,085
                                    ============       ===========  ===========

NET INCOME PER SHARE:
    Basic                           $       0.13       $        --         0.13
                                    ============       ===========  ===========
    Diluted                         $       0.12       $        --         0.12
                                    ============       ===========  ===========

                               RENTRAK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                        Nine Months Ended Dec. 31, 2004
                                  -----------------------------------------
                                 ENTERTAINMENT    FULFILLMENT     TOTAL
                                  ------------     --------    ------------

REVENUES                          $ 75,151,870     $     --    $ 75,151,870

OPERATING EXPENSES:
   Cost of sales                    54,131,911        6,039      54,137,950
   Selling and administrative       13,869,239       32,595      13,901,834
                                  ------------     --------    ------------

                                    68,001,150       38,634      68,039,784
                                  ------------     --------    ------------

INCOME (LOSS) FROM OPERATIONS        7,150,720      (38,634)      7,112,086
                                  ------------     --------    ------------

OTHER INCOME (EXPENSE):
   Interest income                      80,491      122,630         203,121
   Interest expense                     (4,839)          --          (4,839)
                                  ------------     --------    ------------
                                        75,652      122,630         198,282
                                  ------------     --------    ------------

INCOME BEFORE TAXES                  7,226,372       83,996       7,310,368

PROVISION FOR INCOME TAXES           2,797,022       30,657       2,827,679
                                  ------------     --------    ------------

INCOME FROM CONTINUING OPERATIONS    4,429,350       53,339       4,482,689

LOSS FROM DISCONTINUED OPERATIONS           --           --              --
                                  ------------     --------    ------------


NET INCOME                        $  4,429,350     $ 53,339    $  4,482,689
                                  ============     ========    ============

NET INCOME PER SHARE:
    Basic                         $       0.45     $     --    $       0.46
                                  ============     ========    ============
    Diluted                       $       0.42     $     --            0.43
                                  ============     ========    ============

                               RENTRAK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                            Three Months Ended December 31, 2003
                                    ------------------------------------------------
                                                         (Restated)

                                    ENTERTAINMENT        FULFILLMENT       TOTAL
                                    ------------          ---------     ------------

REVENUES                            $ 20,383,860          $      --     $ 20,383,860

OPERATING EXPENSES:
   Cost of sales                      16,176,252           (528,431)      15,647,821
   Selling and administrative          3,834,164             (2,425)       3,831,739
                                    ------------          ---------     ------------

                                      20,010,416           (530,856)      19,479,560
                                    ------------          ---------     ------------

INCOME (LOSS) FROM OPERATIONS            373,444            530,856          904,300
                                    ------------          ---------     ------------

OTHER INCOME (EXPENSE):
   Interest income                        24,762             16,263           41,025
   Interest expense                       (1,647)              (768)          (2,415)
                                    ------------          ---------     ------------
                                          23,115             15,495           38,610
                                    ------------          ---------     ------------

INCOME BEFORE TAXES                      396,559            546,351          942,910

PROVISION FOR INCOME TAXES                99,140            136,588          235,727
                                    ------------          ---------     ------------

INCOME FROM CONTINUING OPERATIONS        297,419            409,763          707,183

LOSS FROM DISCONTINUED OPERATIONS
  NET OF TAX BENEFIT OF $78,850         (128,649)                --         (128,649)
                                    ------------          ---------     ------------

NET INCOME                          $    168,770          $ 409,763     $    578,534
                                    ============          =========     ============

NET INCOME PER SHARE:
    Basic                           $       0.02          $    0.05             0.06
                                    ============          =========     ============
    Diluted                         $       0.02          $    0.05             0.06
                                    ============          =========     ============


                               RENTRAK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                   Nine Months Ended Dec. 31, 2003
                                         ------------------------------------------------
                                                             (Restated)

                                        ENTERTAINMENT        FULFILLMENT        TOTAL
                                         ------------        -----------     ------------

REVENUES                                 $ 48,747,521        $ 5,154,443 (1) $ 53,901,964

OPERATING EXPENSES:
   Cost of sales                           37,377,857 (1)      5,724,602       42,572,315
   Selling and administrative              11,564,827            738,170       12,302,997
                                         ------------        -----------     ------------

                                           48,942,684          6,462,772       54,875,312
                                         ------------        -----------     ------------

INCOME (LOSS) FROM OPERATIONS                (195,163)        (1,308,329)        (973,348)
                                         ------------        -----------     ------------

OTHER INCOME (EXPENSE):
   Interest income                             76,465             87,427          163,892
   Interest expense                            (5,076)            (5,164)         (10,240)
                                         ------------        -----------     ------------
                                               71,389             82,263          153,652
                                         ------------        -----------     ------------

INCOME BEFORE TAXES                          (123,774)        (1,226,066)        (819,696)

PROVISION FOR INCOME TAXES                    (30,944)          (306,517)        (204,925)
                                         ------------        -----------     ------------

INCOME FROM CONTINUING OPERATIONS             (92,831)          (919,550)        (614,771)

LOSS FROM DISCONTINUED OPERATIONS
  NET OF TAX BENEFIT OF $78,850              (128,649)                --         (128,649)
                                         ------------        -----------     ------------

NET INCOME                               $   (221,480)       $  (919,550)    $   (743,420)
                                         ============        ===========     ============

NET INCOME PER SHARE:
    Basic                                $      (0.02)       $     (0.10)    $      (0.08)
                                         ============        ===========     ============
    Diluted                              $      (0.02)       $     (0.10)    $      (0.08)
                                         ============        ===========     ============


(1) - Includes Intercompany transactions of $530,144, which are eliminated in consolidated total amounts.